UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2014

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Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)

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Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387

(Address of principal executive offices) (Zip Code)

(574) 267-6144

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02. Results of Operations and Financial Condition

On April 25, 2014, Lakeland Financial Corporation issued a press release announcing its earnings for the three months ended March 31, 2014. The news release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1  Press Release dated April 25, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated:  April 25, 2014                                                                                                                                                                                                               By:   /s/Lisa M. O’Neill

                                                                                                                                                   Lisa M. O’Neill
                                                                                                                                                   Executive Vice President
                                                                                                                                                   and Chief Financial Officer